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                                                                     May 4, 1998

       [Dana Corporation logo]                    [Echlin Inc. logo]

[Dana Corporation logo]                                           May 4, 1998

Certain statements contained herein constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve numerous assumptions, known and unknown risks, uncertainties and other factors which may cause actual and future performance or achievements of Dana or Echlin, including with respect to the proposed merger, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following: achieving sales levels to fulfill revenue expectations; the absence of presently unexpected costs or charges, certain of which may be outside the control of Dana or Echlin; the cyclical nature of the automotive industry; failure to achieve synergies or savings anticipated in the merger; general economic and business conditions; and competition. Additional factors are detailed in Dana's and Echlin's public filings with the Securities and Exchange Commission. Dana and Echlin disclaim any responsibility to update any forward-looking statement provided in this press release.

[Dana Corporation logo]                         [Echlin Inc. logo]

            \                                         /

-     Largest independent automotive supplier in North America

-     Recognized leader in the global automotive aftermarket

-     Premier global Tier 1 systems supplier to OEMs

-     Pro forma combined sales of $13 billion

-     78,000 employees in over 30 countries

[Dana Corporation
   logo]

                                TRANSACTION TERMS

Current value per Echlin share                   $55.00

Exchange ratio per Echlin share                  0.9293

New Dana shares issued                           59.1 million

Echlin equity value                              $3.6 billion

Net debt assumed                                 $0.6 billion

Total value                                      $4.2 billion

   -  Tax-free stock-for-stock exchange

   -  Pooling of interests accounting treatment

   -  Echlin shareholders to own 36% of combined company

   -  Subject to:

      -   Approval by both companies' shareholders

      -   Customary regulatory approvals

   -  Completion anticipated in third calendar quarter of 1998

[Dana Corporation                                      [Echlin Inc. logo]
  logo]

                                      WHY?

-      Good for both companies' shareholders
      -     Accretive to 1999 First Call EPS
      -     Expected to improve P/E
      -     Strengthens balance sheet
-     Excellent fit
      -     Dana strong in OE and international
      -     Echlin aftermarket expertise
      -     Dana strong in manufacturing and asset management
      -     Echlin strength in sales and marketing
-     Growth engine for Dana
      -     Two new core products
            -     Brakes $1+ billion business
            -     Fluid systems $1+ billion business
      -     Expand and enhance engine parts SBU to $3 billion
      -     7th SBU - Echlin Aftermarket

      [Dana Corporation logo]

                                BEYOND 2000 GOALS

                            OUR COMMITMENT TO GROWTH

- Dana will be a growth company providing shareholders with superior investment returns

- Dana will obtain 50% of sales from highway vehicle OEM customers and 50% from aftermarket, off-highway and industrial markets

- Dana will be the leading global systems and components supplier to the customers we serve

-     Dana will obtain 50% of sales from outside the United States

- The Dana Style will be fully implemented throughout Dana's globally integrated organization

[Dana Corporation logo]

                               STRATEGIC RATIONALE

- Creates the most extensive aftermarket product line and strongest distribution network of any independent supplier

- Generates sales growth opportunities through global aftermarket cross-selling

      -     North America
      -     Europe
      -     South America

-     Enhances Dana's position as an OE supplier of integrated systems

      -     Modules/Drivetrain Systems/Rolling Chassis

      -     Fuel and Engine Management

      -     Comprehensive Brake Systems

-     Significant sales and cost synergies

-     Accretive to earnings per share

[Dana Corporation logo]

                              BALANCED MIX BETWEEN

                                 MARKETS SERVED

[Pie charts reflecting the following information:

                                       OE                    Aftermarket

Dana                                  72%                        28%

Echlin                                32%                        68%

Combined                              61%                        39%]

[Dana Corporation logo]

                            DIVERSIFIED CUSTOMER BASE

[Pie charts reflecting the following information:

                                     Big 3                      Other

Dana                                  40%                        60%

Echlin                                16%                        84%

Combined                              33%                        67%]

[Dana Corporation logo]

                              SALES BY PRODUCT LINE

    [Pie charts reflecting the following information:

                                  Brake    Engine       Drivechain/

                             Systems       Systems    Chassis Systems   Other

Dana                                         15%            51%          34%

Echlin                         38%           33%            17%          12%

Combined Company               11%           20%            41%          28%]

[Dana Corporation logo]

                             MOST INTEGRATED CHASSIS

                        SYSTEMS SUPPLIER IN THE INDUSTRY

DRIVETRAIN SYSTEMS          STEERING SYSTEMS          SUSPENSION SYSTEMS

- Axles                     - Hydraulic power         - Shock absorbers
                               steering components

- Driveshafts               - Electro-hydraulic       - Tie rods/ball joints
                             power steering systems

- Halfshafts

- CV and universal joints                             BRAKE SYSTEMS AND
                                                      COMPONENTS

- Wheel ends                [Photograph of drive      - Hydraulic brake
                            chain]                      components
- Transfer cases                                      - Electric brake controls
- Corner and driving axle                             - ABS components
  modules

POWER TRANSMISSION                                    STRUCTURAL COMPONENTS
COMPONENTS
- Clutch release bearings                             - Frames
- Bell housings                                       - Front and rear cradles
- Shifters and linkages                               - Front and rear modules
- Engine mounts
- Transmission and oil
coolers

[Dana Corporation logo]

                       COMPLETE ENGINE SYSTEMS CAPABILITY

                             [Photograph of engine]

COMPLETE SEALING SYSTEMS

                                                      ENGINE HARD PARTS

- Gaskets                                             - Piston rings
- Oil seals                                           - Cylinder lines
- O-rings                                             - Camshafts
- Cam and engine covers                               - Timing components


AIR AND FLUID                           FUEL AND ENGINE
MANAGEMENT COMPONENTS                   MANAGEMENT SYSTEMS

- Filters                               - Sensors, actuators and electronics
- Hose assemblies                       - Ignition components
- Water pumps                           - Electronic fuel injectors
- Oil pumps, pans and coolers           - Fuel pumps, lines and rails
- Evaporators                           - Emission control components

[Dana Corporation
  logo]

                          UNPARALLELED STABLE OF BRANDS

PERFECT CIRCLE(registered)              [American
                                        Electronic

                                       [Components,                 [PTG logo]
                                        Inc. logo]

WEATHERHEAD(registered)                 [Raybestos                   [Echlin
                                           logo]                    Automotive
                                                                       logo]

VICTOR REINZ(registered)               [ARBA logo]            [Borg Warner logo]

SPICER(registered)          [NAPA logo]  [ECHLIN logo]   [SPRAGUE    [LONG logo]
                                                         logo]

WIX(registered)              [QH logo]        [BECK/ARNLEY      [BROSOL logo]
                                            WORLDPARTS logo]

                             [FTE      [ACCEL logo]   [NAPA logo]    [United
                          Automotive                               Brake Parts
                             logo]                                    logo]

[Dana Corporation logo]

                       GLOBAL FACILITIES AND DISTRIBUTION

                                  Dana              Echlin         Pro Forma

North America                      181               138              319

Europe                             67                 37              104

South America                      37                 10               47

Asia/Pacific/South Africa          44                 12               56
                                   --                 --               --

Total                             329                197              526

[Dana Corporation logo]

                                    SYNERGIES

- Significant new revenue opportunities for each company as well as cost savings

-  Run-rate synergies of approximately $200 million pre-tax

      - Incremental to Echlin's previously announced Phase I and Phase II savings

-  Cost savings will be realized in the following areas:

      -  Manufacturing and distribution rationalization
      -  Global sourcing
      -  Sales and marketing
      -  Research and development

[Dana Corporation logo]
                           COMBINED FINANCIAL RESULTS

                                         1997 CALENDARIZED DATA

INCOME STATEMENT                 DANA            ECHLIN           COMBINED

Sales                          $8,291            $3,549            $11,840

EBIT                            $577              $237              $814

Net Income                      $369              $130              $499

EBITDA                          $841              $350             $1,191

                                 DANA            ECHLIN*

BALANCE SHEET                 (3/31/98)         (2/28/98)         COMBINED

Total Assets                   $6,297            $2,200            $8,497

Total Debt                     $1,543             $632             $2,175

Total Shareholders Equity      $1,774             $970             $2,744

Total Debt/Capital              46.5%             39.5%             44.2%

Debt Rating (S&P/Moody's)      A-/Baa1
*Pro forma for the divestiture of Midland-Grau

[Dana Corporation logo]

                                 A GLOBAL LEADER

                            IN AUTOMOTIVE COMPONENTS

-   Largest independent automotive supplier in North America

-   Aftermarket leadership - #1 independent supplier in the world

-   Sales growth through leveraging of resources and capabilities

-   Enhanced position as a leading OE supplier of integrated systems

      -     Modules/Drivetrain Systems /Rolling Chassis
      -     Fuel and Engine Management
      -     Light Vehicle Brakes

-   Significant cost synergies

-   Accretive to earnings per share

-   Platform for enhanced growth in shareholder value

[Dana Corporation                                      [Echlin Inc. logo]
  logo]

                                      WHY?

-      Good for both companies' shareholders
      -     Accretive to 1999 First Call EPS
      -     Expected to improve P/E
      -     Strengthens balance sheet
-     Excellent fit
      -     Dana strong in OE and international
      -     Echlin aftermarket expertise
      -     Dana strong in manufacturing and asset management
      -     Echlin strength in sales and marketing
-     Growth engine for Dana
      -     Two new core products
            -     Brakes $1+ billion business
            -     Fluid systems $1+ billion business
      -     Expand and enhance engine parts SBU to $3 billion
      -     7th SBU - Echlin Aftermarket